UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 23, 2023

ORAMED PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

delaware	001-35813	98-0376008
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1185 Avenue of the Americas, Third Floor, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

844-967-2633

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.012	ORMP	The Nasdaq Capital Market, Tel Aviv Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 23, 2023, the board of directors of Oramed Pharmaceuticals Inc. (the “Company”) adopted Fourth Amended and Restated By-laws (the “By-laws”), which became effective immediately, to among other things, (i) implement rules for stockholder action by written consent, including procedures for a record date to be set by the board of directors of the Company in connection with such action, information requirements, the engagement of an independent inspector of election and timing requirements, (ii) eliminate outdated or unnecessary provisions that are governed by the Delaware General Corporation Law, (iii) limit the Company’s required indemnification of a person party to or threatened to be made a party to any proceeding commenced by such person only if the commencement of such proceeding was authorized by the Board, (iv) reduce any obligation to indemnify or advance expenses to a person serving at the Company’s request as a director or officer of another entity by any amount such person may collect as indemnification or advancement of expenses from such other entity and (v) with respect to the ability of the stockholders of the Company to alter, amend or repeal the By-laws or adopt new by-laws of the Company, require the affirmative vote of the holders of a majority in voting power of the outstanding shares of capital stock of the Company entitled to vote thereon.

The foregoing description of the By-laws is qualified in its entirety by reference to the full text of the By-laws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and which is incorporated herein by reference. In addition, a marked copy of the By-laws indicating the changes made to such document is filed as Exhibit 3.2 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1	Fourth Amended and Restated By-laws, adopted effective February 23, 2023. (Filed herewith).
3.2	Fourth Amended and Restated By-laws, adopted effective February 23, 2023 (marked copy). (Filed herewith).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORAMED PHARMACEUTICALS INC.

By:	/s/ Nadav Kidron
Name:	Nadav Kidron
Title:	President and CEO

February 27, 2023

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